                              EXHIBIT INDEX

EXHIBIT   DESCRIPTION OF DOCUMENT
NUMBER

EX-99.a1       Articles of Incorporation of Twentieth Century  Investors,  Inc.,
               dated  June 26,  1990  (filed as  Exhibit  b1a to  Post-Effective
               Amendment  No. 73 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a2       Articles of Amendment of Twentieth Century Investors, Inc., dated
               November  19,  1990  (filed  as  Exhibit  b1b  to  Post-Effective
               Amendment  No. 73 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a3       Articles  of Merger  of  Twentieth  Century  Investors,  Inc.,  a
               Maryland  corporation and Twentieth  Century  Investors,  Inc., a
               Delaware  corporation,  dated February 22, 1991 (filed as Exhibit
               b1c  to  Post-Effective  Amendment  No.  73 to  the  Registration
               Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a4       Articles of Amendment of Twentieth Century Investors, Inc., dated
               August 10, 1993 (filed as Exhibit b1d to Post-Effective Amendment
               No.  73 to  the  Registration  Statement  on  Form  N-1A  of  the
               Registrant,  File No.  2-14213,  filed on February 29, 1996,  and incorporated herein by reference).

EX-99.a5       Articles  Supplementary  of Twentieth  Century  Investors,  Inc.,
               dated  September 2, 1993 (filed as Exhibit b1e to  Post-Effective
               Amendment  No. 73 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a6       Articles  Supplementary  of Twentieth  Century  Investors,  Inc.,
               dated  April 24,  1995  (filed as Exhibit  b1f to  Post-Effective
               Amendment  No. 73 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a7       Articles  Supplementary  of Twentieth  Century  Investors,  Inc.,
               dated  October 11,  1995 (filed as Exhibit b1g to  Post-Effective
               Amendment  No. 73 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a8       Articles  Supplementary  of Twentieth  Century  Investors,  Inc.,
               dated  January 22,  1996 (filed as Exhibit b1h to  Post-Effective
               Amendment  No. 73 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 2-14213, filed on February 29, 1996, and incorporated herein by reference).

EX-99.a9       Articles  Supplementary  of Twentieth  Century  Investors,  Inc.,
               dated  March 11,  1996  (filed as Exhibit  b1i to  Post-Effective
               Amendment  No. 75 to the  Registration  Statement on Form N-1A of
               the  Registrant,  File No.  2-14213,  filed on June 14, 1996, and incorporated herein by reference).

EX-99.a10      Articles  Supplementary  of Twentieth  Century  Investors,  Inc.,
               dated  September 9, 1996 (filed as Exhibit a10 to  Post-Effective
               Amendment  No. 85 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 2-14213, filed on September 1, 1999, and incorporated herein by reference).

EX-99.a11      Articles of Amendment of Twentieth Century Investors, Inc., dated
               December  2,  1996  (filed  as  Exhibit  b1j  to   Post-Effective
               Amendment  No. 76 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.a12      Articles  Supplementary of American  Century Mutual Funds,  Inc.,
               dated  December 2, 1996  (filed as Exhibit b1k to  Post-Effective
               Amendment  No. 76 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.a13      Articles  Supplementary of American  Century Mutual Funds,  Inc.,
               dated  July 28,  1997  (filed as  Exhibit  b1l to  Post-Effective
               Amendment  No. 78 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.a14      Articles  Supplementary of American  Century Mutual Funds,  Inc.,
               dated  November 28, 1997 (filed as Exhibit a13 to  Post-Effective
               Amendment  No. 83 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.a15      Certificate of Correction to Articles  Supplementary  of American
               Century  Mutual Funds,  Inc.,  dated  December 18, 1997 (filed as
               Exhibit   a14  to   Post-Effective   Amendment   No.  83  to  the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               2-14213,  filed on February 26, 1999, and incorporated  herein by reference).

EX-99.a16      Articles  Supplementary of American  Century Mutual Funds,  Inc.,
               dated  December 18, 1997 (filed as Exhibit b1m to  Post-Effective
               Amendment  No. 78 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.a17      Articles  Supplementary of American  Century Mutual Funds,  Inc.,
               dated  January 25,  1999 (filed as Exhibit a16 to  Post-Effective
               Amendment  No. 83 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.a18      Articles  Supplementary of American  Century Mutual Funds,  Inc.,
               dated  February 16, 1999 (filed as Exhibit a17 to  Post-Effective
               Amendment  No. 83 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.a19      Articles  Supplementary of American  Century Mutual Funds,  Inc.,
               dated  August 2, 1999  (filed as  Exhibit  a19 to  Post-Effective
               Amendment  No. 89 to the  Registration  Statement on Form N-1A of
               the Registrant,  File No. 2-14213, filed on December 1, 2000, and incorporated herein by reference.

EX-99.a20      Articles  Supplementary of American  Century Mutual Funds,  Inc.,
               dated  November 11, 1999 (filed as Exhibit a19 to  Post-Effective
               Amendment  No. 87 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference).

EX-99.a21      Articles  Supplementary of American  Century Mutual Funds,  Inc.,
               dated  March 5, 2001  (filed  as  Exhibit  a21 to  Post-Effective
               Amendment  No. 93 to the  Registration  Statement on Form N-1A of
               the Registrant,  File No.  2-14213,  filed on April 20, 2001, and incorporated herein by reference).

EX-99.a22      Certificate of Correction to Articles Supplementary,  dated April
               3, 2001 (filed as Exhibit a22 to Post-Effective  Amendment No. 93 to the  Registration  Statement  on Form N-1A of the  Registrant,
               File No.  2-14213,  filed on April  20,  2001,  and  incorporated herein by reference).

EX-99.a23      Articles  Supplementary of American  Century Mutual Funds,  Inc.,
               dated  June 14,  2002  (filed as  Exhibit  a23 to  Post-Effective
               Amendment  No. 98 to the  Registration  Statement on Form N-1A of
               the Registrant,  File No. 2-14213, filed on October 10, 2002, and incorporated herein by reference).

EX-99.a24      Certificate of Correction to Articles  Supplementary  of American
               Century Mutual Funds, Inc., dated June 25, 2002 (filed as Exhibit
               a24  to  Post-Effective  Amendment  No.  98 to  the  Registration
               Statement on Form N-1A of the Registrant, File No. 2-14213, filed on October 10, 2002, and incorporated herein by reference).

EX-99.a25      Articles  Supplementary of American  Century Mutual Funds,  Inc.,
               dated  February 12, 2003 (filed as Exhibit a25 to  Post-Effective
               Amendment No. 100 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 2-14213, filed on February 28, 2003, and incorporated herein by reference).

EX-99.a26      Certificate of Correction to Articles  Supplementary  of American
               Century  Mutual Funds,  Inc.,  dated  February 28, 2003 (filed as
               Exhibit  a26  to   Post-Effective   Amendment   No.  101  to  the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               2-14213,  filed on June 16, 2003,  and  incorporated  herein by reference).

EX-99.a27      Articles  Supplementary of American  Century Mutual Funds,  Inc.,
               dated  August 14, 2003  (filed as Exhibit  a27 to  Post-Effective
               Amendment No. 102 to the  Registration  Statement on Form N-1A of
               the  Registrant,  File No.  2-12413,  filed August 28, 2003,  and incorporated herein by reference).

EX-99.b1       Bylaws (filed as Exhibit b2 to Post-Effective Amendment No. 73 to the Registration  Statement on Form N-1A of the Registrant,  File
               No. 2-14213,  filed on February 29, 1996, and incorporated herein by reference).

EX-99.b2       Amendment  to Bylaws (filed  as  Exhibit  b2b  to  Post-Effective
               Amendment  No. 9 to the  Registration  Statement  on Form N-1A of
               American  Century Capital  Portfolios,  Inc., File No.  33-64872,
               filed  on  February  17,  1998,   and   incorporated   herein  by
               reference).

EX-99.d1       Management Agreement with American Century Investment Management,
               Inc., dated August 1, 1997 (filed as Exhibit b5 to Post-Effective
               Amendment  No. 78 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 2-14213, filed on February 26, 1998, and incorporated herein by reference).

EX-99.d2       Addendum  to  the  Management  Agreement  with  American  Century
               Investment  Management,  Inc., dated September 15, 1997 (filed as
               Exhibit d2 to Post-Effective Amendment No. 89 to the Registration
               Statement on Form N-1A of the Registrant, File No. 2-14213, filed on December 1, 2000, and incorporated herein by reference).

EX-99.d3       Addendum  to  the  Management  Agreement  with  American  Century
               Investment  Management,  Inc.,  dated February 16, 1999 (filed as
               Exhibit d2 to Post-Effective Amendment No. 83 to the Registration
               Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.d4       Addendum  to  the  Management  Agreement  with  American  Century
               Investment  Management,  Inc.,  dated November 30, 1999 (filed as
               Exhibit d3 to Post-Effective Amendment No. 87 to the Registration
               Statement on Form N-1A of the Registrant, File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference).

EX-99.d5       Amendment No. 1 to the Management Agreement with American Century
               Investment  Management,  Inc.,  dated  August 1,  2000  (filed as
               Exhibit d5 to Post-Effective Amendment No. 89 to the Registration
               Statement on Form N-1A of the Registrant, File No. 2-14213, filed on December 1, 2000, and incorporated herein by reference).

EX-99.d6       Addendum  to  the  Management  Agreement  with  American  Century
               Investment Management,  Inc., dated May 1, 2001 (filed as Exhibit
               d6  to  Post-Effective  Amendment  No.  93  to  the  Registration
               Statement on Form N-1A of the Registrant, File No. 2-14213, filed on April 20, 2001, and incorporated herein by reference).

EX-99.d7       Addendum  to  the  Management  Agreement  with  American  Century
               Investment  Management,  Inc.,  dated September 3, 2002 (filed as
               Exhibit d7 to Post-Effective Amendment No. 98 to the Registration
               Statement on Form N-1A of the Registrant, File No. 2-14213, filed on October 10, 2002, and incorporated herein by reference).

EX-99.d8       Amendment No. 2 to the Management Agreement with American Century
               Investment  Management,  Inc.,  dated August 1, 2003.

EX-99.d9       Addendum  to  the  Management  Agreement  with  American  Century
               Investment  Management,  Inc.,  dated August 29, 2003,  (filed as
               Exhibit  d8 to  the  Post-Effective  Amendment  No.  102  to  the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               2-14213,  filed  August  28,  2003,  and  incorporated  herein by reference).

EX-99.e1       Amended and Restated Distribution Agreement with American Century
               Investment  Services,  Inc.,  dated  September  3, 2002 (filed as
               Exhibit e1 to Post-Effective Amendment No. 35 to the Registration
               Statement on Form N-1A of American Century  Municipal Trust, File
               No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.e2       Amendment  No.  1  to  the  Amended  and  Restated   Distribution
               Agreement with American Century Investment Services,  Inc., dated
               December  31,  2002  (filed  as  Exhibit  e2  to   Post-Effective
               Amendment  No. 4 to the  Registration  Statement  on Form N-1A of
               American   Century   Variable   Portfolios  II,  Inc.,  File  No.
               333-46922, filed on December 20, 2002, and incorporated herein by reference).

EX-99.e3       Amendment  No.  2  to  the  Amended  and  Restated   Distribution
               Agreement with American Century Investment Services,  Inc., dated
               August 29, 2003 (filed as Exhibit e3 to Post-Effective  Amendment
               No. 17 to the  Registration  Statement  on Form N-1A of  American
               Century  Strategic Asset  Allocations,  Inc., File No.  33-79482,
               filed on August 28, 2003, and incorporated herein by reference).

EX-99.g1       Master Agreement with Commerce Bank, N.A., dated January 22, 1997
               (filed as Exhibit b8e to  Post-Effective  Amendment No. 76 to the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               2-14213,  filed on February 28, 1997, and incorporated  herein by reference).

EX-99.g2       Global Custody  Agreement with The Chase  Manhattan  Bank,  dated
               August 9, 1996 (filed as Exhibit b8 to  Post-Effective  Amendment
               No. 31 to the  Registration  Statement  on Form N-1A of  American
               Century  Government  Income  Trust,  File No.  2-99222,  filed on
               February 7, 1997, and incorporated herein by reference).

EX-99.g3       Amendment  to  the  Global  Custody   Agreement  with  The  Chase
               Manhattan  Bank,  dated  December 9, 2000 (filed as Exhibit g2 to
               Pre-Effective  Amendment No. 2 to the  Registration  Statement on
               Form N-1A of American Century Variable  Portfolios II, Inc., File
               No. 333-46922,  filed on January 9, 2001, and incorporated herein by reference).

EX-99.h1       Transfer Agency Agreement with Twentieth Century Services,  Inc., dated as of March 1, 1991  (filed as Exhibit 9 to  Post-Effective
               Amendment  No. 76 to the  Registration  Statement on Form N-1A of
               the Registrant, File No. 2-14213, filed on February 28, 1997, and incorporated herein by reference).

EX-99.h2       Credit Agreement with The Chase Manhattan Bank, as Administrative
               Agent,  dated as of  December  18,  2001  (filed as Exhibit h9 to
               Post-Effective  Amendment No. 33 to the Registration Statement on
               Form N-1A of American Century  California  Tax-Free and Municipal
               Funds,  File  No.  2-82734,  filed  on  December  28,  2001,  and incorporated herein by reference).

EX-99.h3       Customer  Identification Program Reliance Agreement dated October
               1, 2003 (filed as Exhibit h10 to Post-Effective  Amendment No. 40 to the  Registration  Statement on Form N-1A of American  Century
               Municipal Trust,  File No. 2-91229,  filed on September 30, 2003, and incorporated herein by reference).

EX-99.i        Opinion and Consent of Counsel (to be filed by amendment).

EX-99.j1       Consent of Deloitte & Touche, LLP. (to be filed by amendment).

EX-99.j2       Power of Attorney,  dated  November 15, 2002 (filed as Exhibit j2 to the  Registration  Statement  on Form N-1A of the  Registrant,
               File No.  2-14213,  filed on December 17, 2002, and  incorporated herein by reference).

EX-99.j3       Power of Attorney, dated November 15, 2002.

EX-99.j4       Secretary's  Certificate,  dated  November  25,  2002  (filed  as
               Exhibit  j3 to the  Registration  Statement  on Form  N-1A of the
               Registrant,  File No.  2-14213,  filed on December 17, 2002,  and incorporated herein by reference).

EX-99.m1       Master  Distribution  and  Shareholder   Services  Plan  (Advisor
               Class),  dated  September  3,  1996  (filed  as  Exhibit  b15a to
               Post-Effective  Amendment No. 9 to the Registration  Statement on
               Form N-1A of American Century Capital Portfolios,  Inc., File No.
               33-64872,  filed on February 17, 1998, and incorporated herein by reference).

EX-99.m2       Amendment  No.  1 to  the  Master  Distribution  and  Shareholder
               Services  Plan  (Advisor  Class),  dated June 13,  1997 (filed as
               Exhibit  b15b  to   Post-Effective   Amendment   No.  77  to  the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               2-14213,  filed on July 17,  1997,  and  incorporated  herein  by reference).

EX-99.m3       Amendment  No.  2 to  the  Master  Distribution  and  Shareholder
               Services Plan (Advisor Class), dated September 30, 1997 (filed as
               Exhibit  b15c  to   Post-Effective   Amendment   No.  78  to  the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               2-14213,  filed on February 26, 1998, and incorporated  herein by reference).

EX-99.m4       Amendment  No.  3 to  the  Master  Distribution  and  Shareholder
               Services  Plan  (Advisor  Class),  dated June 30,  1998 (filed as
               Exhibit  b15e  to   Post-Effective   Amendment   No.  11  to  the
               Registration  Statement on Form N-1A of American  Century Capital
               Portfolios,  Inc., File No. 33-64872, filed on June 26, 1998, and incorporated herein by reference).

EX-99.m5       Amendment  No.  4 to  the  Master  Distribution  and  Shareholder
               Services Plan (Advisor Class),  dated November 13, 1998 (filed as
               Exhibit  b15e  to   Post-Effective   Amendment   No.  12  to  the
               Registration  Statement  on Form N-1A of American  Century  World
               Mutual  Funds,  Inc.,  File No.  33-39242,  filed on November 13,
               1998, and incorporated herein by reference).

EX-99.m6       Amendment  No.  5 to  the  Master  Distribution  and  Shareholder
               Services Plan (Advisor Class),  dated February 16, 1999 (filed as
               Exhibit m6 to Post-Effective Amendment No. 83 to the Registration
               Statement on Form N-1A of the Registrant, File No. 2-14213, filed on February 26, 1999, and incorporated herein by reference).

EX-99.m7       Amendment  No.  6 to  the  Master  Distribution  and  Shareholder
               Services  Plan  (Advisor  Class),  dated July 30,  1999 (filed as
               Exhibit  m7 to  Post-Effective  Amendment  No. 16 on Form N-1A of
               American  Century Capital  Portfolios,  Inc., File No.  33-64872,
               filed on July 29, 1999, and incorporated herein by reference).

EX-99.m8       Amendment  No.  7 to  the  Master  Distribution  and  Shareholder
               Services Plan (Advisor Class),  dated November 19, 1999 (filed as
               Exhibit m8 to Post-Effective Amendment No. 87 to the Registration
               Statement on Form N-1A of the Registrant, File No. 2-14213, filed on November 29, 1999, and incorporated herein by reference).

EX-99.m9       Amendment  No.  8 to  the  Master  Distribution  and  Shareholder
               Services  Plan  (Advisor  Class),  dated  June 1, 2000  (filed as
               Exhibit m9 to Post-Effective Amendment No. 19 to the Registration
               Statement on Form N-1A of American  Century  World Mutual  Funds,
               Inc., File No. 33-39242,  filed on May 24, 2000, and incorporated herein by reference).

EX-99.m10      Amendment  No.  9 to  the  Master  Distribution  and  Shareholder
               Services  Plan  (Advisor  Class),  dated April 30, 2001 (filed as
               Exhibit   m10  to   Post-Effective   Amendment   No.  24  to  the
               Registration  Statement  on Form N-1A of American  Century  World
               Mutual Funds,  Inc., File No. 33-39242,  filed on April 19, 2001, and incorporated herein by reference).

EX-99.m11      Amendment  No.  10 to the  Master  Distribution  and  Shareholder
               Services Plan (Advisor  Class),  dated December 3, 2001 (filed as
               Exhibit   m11  to   Post-Effective   Amendment   No.  94  to  the
               Registration  Statement on Form N-1A of the Registrant,  File No.
               2-14213,  filed on December 13, 2001, and incorporated  herein by reference).

EX-99.m12      Amendment  No.  11 to the  Master  Distribution  and  Shareholder
               Services Plan (Advisor Class),  dated September 3, 2002 (filed as
               Exhibit   m12  to   Post-Effective   Amendment   No.  26  to  the
               Registration  Statement  on Form N-1A of American  Century  World
               Mutual Funds, Inc., File No. 33-39242,  filed on October 1, 2002, and incorporated herein by reference).

EX-99.m13      Master Distribution and Individual  Shareholder  Services Plan (C
               Class),   dated   March  1,  2001   (filed  as  Exhibit   m11  to
               Post-Effective  Amendment No. 24 to the Registration Statement on
               Form N-1A of American Century World Mutual Funds,  Inc., File No.
               33-39242,  filed on April 19, 2001,  and  incorporated  herein by reference).

EX-99.m14      Amendment No. 1 to Master Distribution and Individual Shareholder
               Services  Plan (C Class),  dated April 30, 2001 (filed as Exhibit
               m12  to  Post-Effective  Amendment  No.  24 to  the  Registration
               Statement on Form N-1A of American  Century  World Mutual  Funds,
               Inc.,   File  No.   33-39242,   filed  on  April  19,  2001,  and
               incorporated herein by reference).

EX-99.m15      Amendment No. 2 to Master Distribution and Individual Shareholder
               Services  Plan (C  Class),  dated  September  3,  2002  (filed as
               Exhibit   m15  to   Post-Effective   Amendment   No.  26  to  the
               Registration  Statement  on Form N-1A of American  Century  World
               Mutual Funds, Inc., File No. 33-39242,  filed on October 1, 2002, and incorporated herein by reference).

EX-99.m16      Master Distribution and Individual  Shareholder  Services Plan (A
               Class)   dated   September  3,  2002  (filed  as  Exhibit  m6  to
               Post-Effective  Amendment No. 34 to the Registration Statement on
               Form N-1A of American Century  California  Tax-Free and Municipal
               Funds,   File  No.  2-82734,   filed  on  October  1,  2002,  and
               incorporated herein by reference).

EX-99.m17      Master Distribution and Individual  Shareholder  Services Plan (B
               Class)   dated   September  3,  2002  (filed  as  Exhibit  m7  to
               Post-Effective  Amendment No. 34 to the Registration Statement on
               Form N-1A of American Century  California  Tax-Free and Municipal
               Funds,   File  No.  2-82734,   filed  on  October  1,  2002,  and
               incorporated herein by reference).

EX-99.m18      Master Distribution and Individual  Shareholder  Services Plan (R
               Class)   dated   August  29,   2003  (filed  as  Exhibit  m16  to
               Post-Effective  Amendment No. 17 to the Registration Statement on
               Form N-1A of American Century Strategic Asset Allocations,  Inc.,
               File No.  33-79482,  filed on August 28, 2003,  and  incorporated herein by reference).

EX-99.n1       Amended and Restated  Multiple Class Plan dated September 3, 2002
               (filed as Exhibit n1 to  Post-Effective  Amendment  No. 35 to the
               Registration   Statement   on  Form  N-1A  of  American   Century
               California Tax-Free and Municipal Funds, File No. 2-82734,  filed on December 17, 2002, and incorporated herein by reference).

EX-99.n2       Amendment No. 1 to the Amended and Restated  Multiple  Class Plan
               dated  December  31, 2002 (filed as Exhibit n2 to  Post-Effective
               Amendment  No. 39 to the  Registration  Statement on Form N-1A of
               American  Century  Municipal  Trust,  File No. 2-91229,  filed on
               December 23, 2002, and incorporated herein by reference).

EX-99.n3       Amendment No. 2 to the Amended and Restated  Multiple  Class Plan
               dated  August 29,  2003  (filed as  Exhibit n3 to  Post-Effective
               Amendment  No. 17 to the  Registration  Statement on Form N-1A of
               American  Century  Strategic  Asset  Allocations,  Inc., File No.
               33-79482,  filed on August 28, 2003, and  incorporated  herein by reference).

EX-99.p        American  Century  Investments Code of Ethics (filed as Exhibit p to Post-Effective  Amendment No. 35 to the Registration Statement
               on  Form  N-1A  of  American  Century  California   Tax-Free  and
               Municipal Funds,  File No. 2-82734,  filed December 17, 2002, and incorporated herein by reference).